STOCK FOR STOCK AGREEMENT

     REORGANIZATION AGREEMENT between China West International, Inc., a Nevada corporation (hereinafter referred to as "China West"), and Intergold Mining Corporation, a Nevada corporation who is the sole shareholder of International Gold Corporation, a Nevada corporation (hereinafter referred to as "International Gold").

     For the acquisition by China West of all the outstanding stock of International Gold, in exchange for stock of China West.

     AGREEMENT, dated as of this 23rd day of July, 1997, between China West and the sole shareholder of International Gold (hereinafter referred to as the "International Gold Shareholder").

     WHEREAS, the International Gold Shareholder owns one share of common stock, no par value per share, of International Gold, and which constitutes all of the outstanding common stock of International Gold, for a total of one issued and outstanding share of common stock of International Gold.

     WHEREAS, the International Gold Shareholder owns and has the right to sell, transfer and exchange all of the shares for the purchase of the capital stock of China West. China West hereby offers 42,000,000 shares of its restricted common stock to the International Gold Shareholder for all of the outstanding common stock of International Gold. The International Gold Shareholder wishes to make said exchange.

     WHEREAS, the parties hereto intend that the securities exchange described herein between China West and the sole shareholder of International Gold will be tax free in accordance with the provisions of Section 368(a)(1)(B) of the Internal Revenue Code.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants hereinafter set forth, the parties hereto have agreed and by these present do hereby agree as follows:

          1. Exchange of Securities. Subject to the terms and conditions hereinafter set forth, at the time of the closing referred to in Section 6 hereof (the "Closing Date"), China West will issue and deliver, or cause to be issued and delivered to the International Gold Shareholder, in exchange for all of the issued and outstanding shares of International Gold, 42,000,000 shares of its restricted common stock. The shares of China West will be allocated as set forth in Schedule I, attached hereto.

          2. Representations and Warranties by International Gold and the International Gold Shareholder. International Gold and the International Gold Shareholder each represent and warrant to China West, all of which representations and warranties shall be true at the time of closing, and shall survive the closing for a period of six (6) months from the date of closing, except as to the warranties and representations set forth in subsection (i) herein, which shall survive for a period of three (3) years from the date of closing, and those set forth in subsection (1) herein, which shall survive for a period of six (6) months from the date of closing, or from the date when the accounts receivable may become due and payable, whichever shall occur later, that:

               (a) International Gold is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada and has the corporate powers to own its property and carry on its business as and where it is now being conducted. Copies of the Certificate of Incorporation and the By-Laws of International Gold, which have heretofore been furnished by the International Gold Shareholder or International Gold to China West, are true and correct copies of said Certificate of Incorporation and By-Laws including all amendments to the date hereof

               (b) The authorized capital stock of International Gold consists of 1,000,000 shares of common stock, no par value per share ("Common Stock of International Gold"), of which one share has been validly issued and is now outstanding.

               (c) The International Gold Shareholder has full power to exchange the shares to purchase the capital stock of China West on behalf of itself upon the terms provided for in this Agreement, and said shares have been duly and validly issued and are free and clear of any lien or other encumbrance other than that listed in the attached management prepared financial statements that includes the outstanding attorney's liens of Maddox and Saint-Aubin in the amount of $119,000.00 US funds.

               (d) From the date hereof, and until the date of closing, no dividends or distributions of capital, surplus, or profits shall be paid or declared by International Gold in redemption of their outstanding shares or otherwise, and except as described herein no additional shares shall be issued by said corporation.

               (e) Since the date hereof, International Gold has not engaged in any transaction other than transactions in the normal course of the operations of their business, except as specifically authorized by China West in writing.

               (f) International Gold is not involved in any pending or threatened litigation which would materially affect its financial condition disclosed to China West in writing.

               (g) International Gold has and will have on the Closing Date, good and marketable title to all of its property and assets shown on Schedule II, attached hereto, free and clear of any and all liens or encumbrances or restrictions, except as shown on Schedule II, attached hereto and except for taxes and assessments due and payable after the Closing Date and easements or minor restrictions with respect to its property which do not materially affect the present use of such property.

               (h)  (1) The mining claims of International Gold are set forth in
Schedule II.

                    (2) The mining claims of International Gold listed on the schedule referred to in (h) (1) above is hereinafter collectively referred to as the "Inventory." The Inventory is in good standing and International Gold has clear title to its inventory.

               (i) As of the date hereof, there are no accounts receivable of International Gold of a material nature, except for those accounts receivable set forth in Schedule II, attached hereto.

               (j) International Gold does not now have, nor will it have on the Closing Date, any long-term contracts ("long-term" being defined as more than one year) except those set forth in Schedule II attached hereto.

               (k) International Gold does not now have, nor will it have on the Closing Date any pension plan, profit-sharing plan, or stock purchase plan for any of its employees except those set forth in Schedule II, attached hereto and certain options to proposed executive officers.

               (1) International Gold does not now have, nor will it have on the Closing Date, any known liabilities or contingent liabilities other than those disclosed in the attached Schedule III except in the ordinary course of business or in connection with its proposed private offering.

          3. Representations and Warranties by China West. China West represents and warrants to the International Gold Shareholder, all of which representations and warranties shall be true at the time of closing, and shall survive the closing for a period of six (6) months from the date of closing, as follows:

               (a) China West is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada and has the corporate power to own its properties and carry on its business as now being conducted and has authorized capital stock consisting of 80,000,000 shares of common stock, $.00025 par value per share, of which as of the date of closing there will be 4,052,000 shares outstanding.

               (b) China West has the corporate power to execute and perform this Agreement, and to deliver the stock required to be delivered to the International Gold Shareholder hereunder.

               (c)  The  execution  and  delivery  of  this  Agreement,  and the issuance of the stock required to be delivered hereunder have been duly authorized by all necessary corporate actions, and neither the execution nor delivery of this Agreement, nor the issuance of the stock, nor the performance, observance or compliance with the terms and provisions of this Agreement will violate any provision of law, any order court or other governmental agency, the Certificate of Incorporation or By-Laws of China West or any indenture, agreement or other instrument to which China West is a party, or by which China West is bound, or by which any of its property is bound.

               (d) The shares of Common Stock of China West deliverable pursuant hereto will on delivery in accordance with the terms hereof, be duly authorized, validly issued, and fully paid, and non-assessable.

               (e) China West has outstanding debts in the form of legal fees and trade payables of approximately $128,000.00.

          4. Conditions to the Obligations of China West. The obligations of China West hereunder shall be subject to the conditions that:

               (a) China West shall not have discovered any material error or misstatement in any of the representations and warranties by the International Gold Shareholder or International Gold herein, and all the terms and conditions of this Agreement to be performed and complied with shall have been performed and complied with.

               (b) There shall have been no substantial adverse changes in the conditions (financial, business or otherwise) of International Gold from the date of this Agreement, and until the date of closing, except for changes resulting from those operations in the usual and ordinary course of business, and between such dates the business and assets of International Gold shall not have been materially adversely affected as the result of any fire, explosion, earthquake, flood, accident, strike, lockout, combination of workmen, taking over of any such assets by any governmental authorities, riot, activities of armed forces, or acts of God or of the public enemies.

               (c) China West shall upon request and at the time of closing, receive an opinion of counsel to the effect that: (1) International Gold is duly organized and validly existing under the laws of the State of Nevada and has the power and authority to own its properties and to carry on its respective business wherever the same shall be located and operated as of the Closing Date; and, (2) this Agreement has been duly executed and delivered by International Gold Shareholders and constitutes a legal, valid and binding obligation of the International Gold Shareholders enforceable in accordance with its terms.

               (d) International Gold does not now have, nor will it have on the date of closing, any known or unknown liabilities or contingent liabilities, except as specifically set forth on Schedule II or III, attached hereto.

          5.   Conditions  to  the   Obligations  of  the   International   Gold
Shareholder. The obligations of the International Gold Shareholder hereunder are subject to the conditions that:

               (a) The International Gold Shareholder shall not have discovered any material error or misstatement in any of the representations and warranties made by China West herein and all the terms and conditions of this Agreement to be performed and complied with by China West shall have been performed and complied with.

               (b) The International Gold Shareholder shall upon request, at the time of closing, receive an opinion of counsel to the effect that: (1) China West is a corporation duly organized and validly existing under the laws of the State of Nevada, and has the power to own and operate its properties wherever the same shall be located as of the Closing Date; (2) the execution, delivery and performance of this Agreement by China West has been duly authorized by all necessary corporate action and constitutes a legal, valid and binding obligation of China West, enforceable in accordance with its terms; (3) the securities to be delivered to International Gold Stockholders pursuant to the terms of this Agreement has been validly issued, is fully paid and non-assessable; (4) the exchange of the securities herein contemplated does not require the registration of the China West securities pursuant to any Federal law dealing with the issuance, sale, transfer, and/or exchange of corporate securities; (5) that China West is not under investigation by the SEC, the NASD or any state securities commission; (6) that there are no known securities violations; (7) all shares issued by China West have been validly issued in accordance with Nevada or Federal law, are fully paid and non-assessable; and (8) there are no outstanding options, rights, warrants, conversion privileges or other agreements which would require issuance of additional shares.

          6. Closing Date. The closing shall take place on July 18, 1997, or as soon thereafter as is practicable, at the Law Offices of Max C. Tanner, 2950 East Flamingo Road, Suite G, Las Vegas, Nevada 89121, or at such other time and place as the parties hereto shall agree upon.

          7. Actions at the Closing. At the closing, China West and the International Gold Shareholder will each deliver, or cause to be delivered to the other, the securities to be exchanged in accordance with Section 1 of this Agreement and each party shall pay any and all Federal and State taxes required to be paid in connection with the issuance and the delivery of their own securities. All stock certificates shall be in the name of the party to which the same are deliverable.

          8. Conduct of Business, Board of Directors, etc. Between the date hereof and the Closing Date, International Gold will conduct its business in the same manner in which it has heretofore been conducted and the International Gold Shareholder will not permit International Gold to: (1) enter into any contract, etc., other than in the ordinary course of business; or (2) declare or make any distribution of any kind to the stockholder of International Gold, without first obtaining the written consent of China West.

     Upon closing, members of the board of directors of China West will be elected by the shareholders of China West, which shall consist of the following individuals:

     Roger P. Taylor
     Brian Harris

     Upon election of the above Board of Directors, and subject to the authority of the Board of Directors as provided by law and the By-Laws of China West, the new officers of China West, after the closing date of this Agreement shall be as follows:

     Roger Taylor        President and Chief Executive Officer
     Brian Harris        Secretary & Treasurer

          9. Access to the Properties and Books of International Gold. The International Gold Shareholder hereby grants to China West, through its duly authorized representative and during normal business hours between the date hereof and the Closing Date, the right of full and complete access to the properties of International Gold and full opportunity to examine their books and records.

          10. Miscellaneous.

               (a) This Agreement shall be controlled, construed and enforced in accordance with the laws of the State of Nevada.

               (b) Each of the Constituent Corporations shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the consummation of this Agreement, including, without limiting the generality of the foregoing, fees and expenses of financial consultants, accountants and counsel and the cost of any documentary stamps, sales and excise taxes which may be imposed upon or be payable in respect to the transaction.

               (c) At any time before or after the  approval and adoption by the respective stockholders of the Constituent Corporations, if required, this Reorganization Agreement may be amended or supplemented by additional written agreements, as may be determined in the judgment of the respective Boards of Directors of the Constituent Corporations to be necessary, desirable or expedient to further the purpose of this Reorganization Agreement, to clarify the intention of the parties, to add to or to modify the covenants, terms or conditions contained herein, or otherwise to effectuate or facilitate the consummation of the transaction contemplated hereby. Any written agreement referred to in this paragraph shall be validly and sufficiently authorized for the purposes of this Reorganization Agreement if signed on behalf of International Gold or China West, as the case may be, by its Chairman of the Board, or its President.

               (d) This Reorganization Agreement may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one Reorganization Agreement.

               (e) This Agreement shall be binding upon and shall inure to the benefit of the heirs, executors, administrators and assigns of the International Gold Shareholder and upon the successors and assigns of China West.

               (f) All notices, requests, instructions, or other documents to be given hereunder shall be in writing and sent by registered mail:

          If to International Gold Shareholder, then:
                                   1040 - 50 West Liberty Street
                                   Reno, Nevada 89501

          If to China West, then:
                                   The Law Offices of Max C. Tanner
                                   2950 E. Flamingo, Suite G
                                   Las Vegas, Nevada 89121

     The foregoing Reorganization Agreement, having been duly approved or adopted by the Board of Directors, and duly approved or adopted by the stockholders of the constituent corporation, as required, in the manner provided by the laws of the State of Nevada, the Chairman of the Board, the President or the Secretary of said corporations, and the sole shareholder of International Gold do now execute this Reorganization Agreement under the respective seals of said corporation by the authority of the directors and stockholders of each, as required, as the act, deed and agreement of each of said corporations. This Stock-For-Stock Agreement may be signed in two or more counterparts.


                                            CHINA WEST INTERNATIONAL, INC.
                                            By:


                                            /s/ Brian Harris
                                            ------------------------------------
                                            Brian Harris, President


                                            INTERGOLD MINING CORPORATION
                                            By:


                                            /s/ Donald T. Scoretz
                                            ------------------------------------
                                            Donald T. Scoretz, President

                  SHAREHOLDER OF INTERNATIONAL GOLD CORPORATION
                  ---------------------------------------------

Name                                            Number of Shares
----                                            ----------------

INTERGOLD MINING CORPORATION                    1 Common Share



/s/ Donald T. Scoretz
------------------------------------
Donald T. Scoretz, President

                    Acknowledgment of Execution of Agreement
                                  By Officer of
                         China West International, Inc.


STATE OF WASHINGTON      )
                         ) ss.
COUNTY OF WHATCOM        )



     BE IT REMEMBERED that on this 18th day of July, 1997, personally came before me, a Notary Public in and for jurisdiction aforesaid, Brian Harris, President of China West International, Inc., a Nevada corporation, and one of the corporations described in and which executed the foregoing Agreement of Reorganization, known to me personally to be such, and he, the said, Brian Harris, as such President, duly executed said Agreement of Reorganization before me and acknowledged said Agreement of Reorganization are in the handwriting of said President of China West International, Inc.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.



                                                 /s/ Stephanie M. Ebert
                                                 -------------------------------
                                                 Notary Public

                                                                          [SEAl]

                    Acknowledgment of Execution of Agreement
                                By Shareholder of
                         International Gold Corporation


STATE OF WASHINGTON      )
                         ) ss.
COUNTY OF WHATCOM        )



     BE IT REMEMBERED that on this 18th day of July, 1997, personally came before me, a Notary Public in and for jurisdiction aforesaid, Donald T. Scoretz, President of Intergold Mining Corporation, a Nevada corporation, and one of the corporations described in and which executed the foregoing Agreement of Reorganization, known to me personally to be such, and he, the said, Donald T. Scoretz, as such President, duly executed said Agreement of Reorganization before me and acknowledged said Agreement of Reorganization are in the handwriting of said President of Intergold Mining Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.




                                                 /s/ Stephanie M. Ebert
                                                 -------------------------------
                                                 Notary Public

                                                                          [SEAl]

                    Acknowledgment of Execution of Agreement
                                  By Officer of
                         International Gold Corporation)


STATE OF WASHINGTON           )
                              )ss.
COUNTY OF WHATCOM             )


     BE IT REMEMBERED that on this 18th day of July, 1997, personally came before me, a Notary Public in and for the jurisdiction aforesaid, Donald T. Scoretz, President of Intergold Mining Corporation, a Nevada corporation, which is the shareholder of International Gold Corporation, a corporation of the State of Nevada, known to me personally to be such, and he, the said, Donald T. Scoretz, President of Intergold Mining Corporation, as a shareholder of International Gold Corporation, duly executed the attached Reorganization Agreement between China West International, Inc., a Nevada corporation, and Intergold Mining Corporation, a Nevada corporation, before me and acknowledged said Reorganization Agreement to be the act, deed and agreement between themselves, as shareholders of International Gold Corporation, and China West International, Inc., and the signature of Donald T. Scoretz, President of Intergold Mining Corporation, to said foregoing Reorganization Agreement is in the handwriting of Donald T. Scoretz, President of Intergold Mining Corporation, the shareholder of International Gold Corporation

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                                 /s/ Stephanie M. Ebert
                                                 -------------------------------
                                                 Notary Public

                                                                          [SEAl]

                         International Gold Corporation
                     Proforma Balance Sheet - July 24, 1997
                       Unaudited - Prepared by Management

                                                                   July 24, 1997
                                                                   -------------

                                     ASSETS

Other Assets:
   Mining Claims and Property Development Costs                       691,122
   Organization Costs                                                   1,501
                                                                     --------

   Total Other Assets                                                 692,623
                                                                     --------

Total Assets                                                          692,623
                                                                     ========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
   Notes Payable                                                      692,622
   Accounts Payable                                                   119,000
                                                                     --------
   Total Current Liabilities                                          811,622
                                                                     ========


Shareholders' Equity:
   Common stock,
   at no par value,
   issued and outstanding 1 share                                           1
   Development Costs Written to Deficit                              (119,000)
                                                                     --------
   Total Shareholders' Equity                                        (118,999)
                                                                     ========



Total Liabilities and Shareholders' Equity                            692,623
                                                                     ========